UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010 (September 9, 2010)

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-56857	39-1927923
DELAWARE	333-56857-01	39-1928505
DELAWARE	333-56857-02	52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c)

Item 8.01	Other Events.

On September 9, 2010, Alliance Laundry Systems LLC issued a press release announcing that it, along with its wholly-owned subsidiary Alliance Laundry Corporation, has commenced a cash tender offer and consent solicitation for any and all of their 8 1/2% Senior Subordinated Notes due 2013 (the “Notes”). Holders of the Notes have been asked to tender their Notes for cash and to consent to certain amendments to the indenture governing the Notes in connection with the tender offer and consent solicitation. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release, dated September 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

/S/ THOMAS L’ESPERANCE
Date: September 9, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/S/ BRUCE P. ROUNDS
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

/S/ THOMAS L’ESPERANCE
Date: September 9, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/S/ BRUCE P. ROUNDS
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

/S/ THOMAS L’ESPERANCE
Date: September 9, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/S/ BRUCE P. ROUNDS
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer